EXHIBIT 10.1


                                 SETTLEMENT AND
                                ESCROW AGREEMENT
                                ----------------

     AGREEMENT dated December 29, 2005, by and among NEXTPHASE WIRELESS, INC., a

Nevada  corporation  with an address at 300 South Harbor  Boulevard,  Suite 500,

Anaheim, California 92805 ("NextPhase");  ROBERT FORD, an individual residing at

901 Shallcross  Avenue,  Wilmington,  DE ("Ford");  STEPHEN YOUNG, an individual residing at 840 McAlister Road, Big Bear City, California 92314 ("Young"); JAMES

WRAY, an individual residing at 32459 Via Destello,  Temecula,  California 92592

("Wray");  STEVEN CANTOR, an individual  residing at 16 Raeburn Court,  Babylon,

New York 11702 ("S.  Cantor");  COREY  MORRISON,  an  individual  residing at 26

Railroad Avenue #332, Babylon,  New York 11702 ("Morrison");  ANNETTE CANTOR, an

individual  residing at 158-39 Jewel Avenue,  Apt. 5A, Flushing,  New York 11365

("A. Cantor");  CINDY BERMINGHAM,  an individual residing at 441 Lakeview Drive,

Coral Springs,  Florida 33071 ("Bermingham");  PAUL STEO, an individual residing at 227 Blue Point Road, Holtsville,  New York 11742 ("Steo"); CJM GROUP, INC., a

New York  corporation with an address at 26 Railroad Avenue #332,  Babylon,  New

York 11702 ("CJM";  and, together with NextPhase,  Ford, Young, Wray, S. Cantor,

Morrison,  A.  Cantor,   Bermingham  and  Steo,  sometimes  referred  to  herein

collectively  as the "Parties");  and CALHELHA & DOYLE,  LLC, a New York limited liability corporation with an address at 2640 Route 9W, Cornwall, New York 12518

(the "Escrow Agent").

                              W I T N E S S E T H:

     WHEREAS, NextPhase, Ford, Young and Wray (collectively "the Plaintiffs")

commenced a lawsuit in the United States District Court, Eastern District of New

York,  against  S.  Cantor,  Morrison,  A.  Cantor,  Bermingham,  Steo  and  CJM

(collectively  "the  Defendants")  by filing a Complaint on or about October 28,

2005; and,

     WHEREAS,  A. Cantor  commenced a lawsuit in the Superior Court of the State of  California  against  NextPhase,  Ford and Young by filing a complaint  on or about October 4, 2005; and,

     WHEREAS, Berminghan commenced a lawsuit in the Superior Court of the State of  California  against  NextPhase,  Ford and Young by filing a complaint  on or about October 4, 2005; and

     WHEREAS,CJM commenced an arbitration against NextPhase on or about June 13,

2005,  by  filing  a  Demand  for  Arbitration  with  the  American  Arbitration

Association;

     WHEREAS,  the Parties are desirous of settling  their  differences  without incurring further costs and the uncertainties of litigation;

     NOW THEREFORE,  in  consideration of the mutual  warranties,  covenants and undertakings  herein  contained and, for other good and valuable  consideration,

the receipt and  sufficiency of which is hereby  acknowledged,  the  undersigned

Parties agree as follows:

     1.   This  Settlement  Agreement  shall not constitute an  adjudication  or finding on the merits of any of the claims asserted by any of the of the Parties in any of the actions or  proceedings  mentioned  herein,  and the fact that any party hereto has signed this  agreement  shall not be construed as, or deemed to constitute,  an admission or  acknowledgment  of any  wrongdoing or liability by such party as may have been  alleged  or  otherwise,  the same  being  expressly denied.

     2.   The Parties agree to keep  confidential  the terms of this  Settlement

Agreement   as  well  any   discussions   leading   to  it  (the   "Confidential

Information"),  subject only to those  applicable  laws,  rules and  regulations that, in the good faith opinion of counsel, support the conclusion that any such information  should be disclosed  to  governmental  agencies or the public.  The

Defendants  acknowledge  that, at a minimum,  such disclosure  shall include the consideration given by them pursuant to paragraphs 4 through 6 and 8 through 11,

below.

     3.   Each  party  represents  and  warrants  that to the best of his or her knowledge,  the execution and delivery of this Agreement,  and the consideration being provided hereunder, do not contravene, and otherwise are not prohibited by any statute,  law,  rules or  regulation,  or any order,  injunction,  ruling or decree of any court or governmental  authority,  and that no consent or approval of any person, firm or corporation or any governmental  authority is required in connection with the delivery and performance of this Settlement Agreement.

     4.   Morrison, on behalf of Como Group, LLC ("Como"), shall execute a stock power in  substantially  the form  annexed  hereto as  Exhibit  "A", a letter of instruction  in  substantially  the form annexed  hereto as Exhibit "B", and all other documents necessary for transferring  3,300,000 shares of Nathaniel Energy

Corporation  ("Nathaniel")  common stock (the "Nathaniel  Shares") to NextPhase.

Morrison  acknowledges,  in  connection  with  this  transfer,  that  one of the investors in NextPhase is also the  majority  shareholder  of Nathaniel  and may have material  knowledge  concerning the business affairs of Nathaniel which has not been publicly disclosed.

     5.   CJM, by Morrison,  A. Cantor,  and  Bermingham,  shall  execute  stock powers in  substantially  the form annexed  hereto as Exhibits  "C",  letters of instruction  in  substantially  the form annexed hereto as Exhibits "D", and all documents  necessary for  transferring a total of 2,195,000  shares of NextPhase

(the "NextPhase Shares") common stock to NextPhase.

     6.   On or before  December  29,  2005,  the  Defendants  shall cause to be delivered to the Escrow Agent the sum of FIFTY THOUSAND DOLLARS AND 00/100 CENTS

($50,000.00)  in a certified  check made  payable to  Calhelha & Doyle,  LLC, as attorneys for NextPhase.

     7.   On or before  December  29,  2005,  CJM shall  provide to  Plaintiffs'

counsel a summary of its  transfers of the shares of NextPhase  issued to CJM on or about  August  6, 2004  which  shall  include  the name and  address  of each transferee,  the date of each transfer, the number of shares transferred on each date and the monetary  consideration  received by CJM for each transfer, if any.

Annette  Cantor  shall  provide a summary of her sales  and/or  transfers of the shares of NextPhase  that she received  from CJM which shall include the date of each sale or transfer,  the number of shares sold or  transferred  on each date,

the sale price in each instance and the net proceeds derived from each sale. The

Plaintiffs represent and warrant that the information to be provided pursuant to this paragraph shall not be used in any manner for the purpose of commencing any lawsuit,  action or proceeding  against any of the recipients of the shares that were sold or transferred to them by the Defendants  which are not being returned to NextPhase as part of this settlement.

     8.   The Plaintiffs and the Defendants agree, subject to fulfillment of the terms and  conditions  set forth  herein,  to release and  discharge all claims,

counterclaims,  demands or actions that any of them now have against each other,

and to exchange mutual general releases substantially in the form annexed hereto as Exhibits "E" and "F".

     9.   On behalf of themselves and their affiliates,  each of Morrison,  Steo and CJM shall  terminate all  contractual  obligations  and  agreements  between themselves and NextPhase and its affiliates  pursuant to Termination  Agreements substantially in the form annexed hereto as Exhibit "G".

     10.  Paul Steo shall resign his position as Director of NextPhase  and sign a letter of resignation substantially in the form annexed hereto as Exhibit "H".

     11.  The  Parties  shall  settle  and  discontinue  all  pending   actions,

lawsuits,   claims  and  demands   among  them  and  execute   Stipulations   of

Discontinuance for each pending action, substantially in the form annexed hereto as Exhibit "I", "J" and "K".

     12.  The  executed  releases  referred to above are to be  delivered to the

Escrow  Agent on or  before  December  29,  2005.  Except  with  respect  to the obligations created by this Agreement, none of which obligations are released by the  execution  of this  Agreement  and  preserving  any and all future  rights,

privileges,  benefits  and claims  arising out of the  Agreements  as  described herein and delivered pursuant to this Agreement,  each of the Parties hereto, in consideration of the mutual promises, covenants and execution of this Agreement,

fully and  completely,  irrevocably  and  unconditionally,  releases and forever discharges the others,  as set forth in the annexed  releases,  from any and all claims, whether now known or unknown,  suspected or unsuspected,  whether or not heretofore  asserted,  which  they now hold or own,  or have held or  owned,  by reason of damage or injuries  suffered  or alleged to have been  suffered by the actions of the Parties, or any of them,  including but not limited to all of the claims that were,  or could have been  raised in the  lawsuits  and  arbitration described  above,  provided,  however that  nothing in this  paragraph or in the

Release  shall be deemed to  constitute a release by Steo of any rights he might have under  applicable  law,  pursuant to NextPhase  bylaws,  or pursuant to any agreement therefore to seek  indemnification  from NextPhase,  for any action or proceeding  brought  against him or any liability that he may incur which arises out of, or results  from,  his having  served as an officer  and/or  director of

NextPhase, (the "Steo Indemnification Rights").

     13.  The  Parties  acknowledge  that,   following  the  execution  of  this

Agreement,  they may  discover  matters  which,  had they been known  before the execution,  would have caused them not to execute the  Agreement.  Nevertheless,

subject to the Steo  Indemnification  Rights,  the Parties  assume this risk and hereby  acknowledge that they have been informed by their  respective  attorneys regarding,  and  understand  the  provisions  of, Section 1542 of the California

Civil Code,  which states: A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE

CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING

THE RELEASE,  WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED THE SETTLEMENT

WITH THE  DEBTOR.  The parties  expressly  waive and  relinquish  all rights and benefits  arising  from said  Section  1542 and from any and all  other  laws of similar effect with respect to any and all claims  including,  without prejudice to the generality,  all claims set forth in the lawsuits and arbitration or that could have been brought into the  lawsuits and  arbitration  or arising from the prosecution  or defense of the  lawsuits and the  arbitration,  and by reason of damages or injuries  suffered or alleged to have been suffered by the actions of the parties, or each of them.

     14.  The  Defendants  Morrison,  S. Cantor,  CJM,  Bermingham  and A Cantor

represent  and  warrant  that  they  presently  own  and/or  control  a total of

2,195,000  Million  shares of  NextPhase  common  stock,  all of which are to be delivered to  NextPhase.  This  representation  and warranty  shall  survive the exchange of documents and other consideration set forth herein.

     15.  The parties  hereby appoint the Escrow Agent as their escrow agent for the  purposes  set forth  herein,  and the  Escrow  Agent  hereby  accepts  such appointment under the terms and conditions set forth herein.

     16.  The  parties  shall  execute  all of the  documents  described  herein including  those  annexed  hereto as Exhibits  "A" through  "K".  The  documents described  in  Exhibits  "A"  through  "K" are  collectively  referred to as the

"Agreements."  The  applicable  executing  parties  shall  return  the  executed

Agreements to the Escrow Agent on or before  December 29, 2005 via facsimile and overnight mail.

     17.  On or before  December 29, 2005,  Morrison shall deliver to the Escrow

Agent all original share certificates  representing the 500,000 NextPhase common shares currently owned by CJM (the "Stock Certificate(s)").

     18.  On or before  December 29, 2005, A. Cantor shall deliver to the Escrow

Agent all original share certificates  representing the 200,000 NextPhase common shares currently owned by A. Cantor (the "Stock Certificate(s)").

     19.  On or before December 29, 2005, Bermingham shall deliver to the Escrow

Agent all original  share  certificates  representing  the  1,495,000  NextPhase common shares owned by Bermingham (the "Stock Certificate(s)").

     20.  The parties'  attorneys  shall execute and deliver to the Escrow Agent on or before December 29, 2005,  Stipulations of Dismissal with prejudice in the form  annexed  hereto as Exhibits  "I",  "J" and "K" with respect to the matters captioned:

          a)   NextPhase  Wireless,  Inc.,  a Nevada  corporation,  Robert Ford,

               Stephen Young and James Wray v. Steven  Cantor,  Corey  Morrison,

               Annette Cantor, Cindy Bermingham, Paul Steo, and CJM Group, Inc.,

               a New York corporation (U.S. District Court,  Eastern District of

               New York, Index No. CV-05-5044);

          b)   Annette  Cantor,  an individual v.  NextPhase  Wireless,  Inc., a

               Nevada  Corporation,  Robert Ford, an  individual;  and,  Stephen

               Young, an individual  [U.S.  District Court,  Central District of

               California, Docket No. SACV-05-1066-JVS(RNBx)];

          c)   Cindy Bermingham,  an individual v. NextPhase  Wireless,  Inc., a

               Nevada  Corporation,  Robert Ford, an  individual;  and,  Stephen

               Young, an individual.  [U.S. District Court,  Central District of

               California, Docket No. SACV-05-1067-JVS(RNBx)].

     21.  Upon receipt of the  Agreements,  the Stock  Certificate(s)  and Stock

Powers, Releases, payment pursuant to paragraph 6, above, and the Stipulation(s)

of Dismissal, the Escrow Agent and parties shall proceed as follows:

          a)   Upon receipt of all of the  Agreements  and  payment,  the Escrow

               Agent shall file the executed  Stipulation(s)  of  Discontinuance with the Courts and take such further actions as may be necessary to discontinue the subject suits;

          b)   Upon receipt of all of the  Agreements  and  payment,  the Escrow

               Agent  shall  remit the Stock  Certificate(s),  Stock  Powers and

               Instruction  Letters  relative  to the  Nathaniel  Shares and the

               NextPhase Shares to the Transfer Agents;

          c)   Upon the  fulfillment of Sections 21(a) and (b), the Escrow Agent

               shall  distribute  sets  of  all  fully-executed,   countersigned

               Agreements to all Parties  hereto and the payment  referred to in paragraph 6, above, shall be released to NextPhase.

     22.  The parties hereto agree to provide any additional documents requested by the  Transfer  Agents  required to release the share  certificates  issued to

NextPhase.

     23.  In no event shall any Agreements be released by the Escrow Agent prior to the Escrow  Agent's  receipt of all of the  Agreements  without prior written agreement  of all  parties  hereto.  Once the  Escrow  Agent  has  received  the fully-executed  Agreements,  any one (1) or more of such  Agreements  may not be revoked or modified without the written consent of all parties  thereto.  In the event that the Escrow Agent  receives a purported  revocation  of any  Agreement that is not  executed by all  parties to the  underlying  Agreement,  the Escrow

Agent  shall   disregard   the  purported   revocation   and  proceed  with  its

responsibilities set forth herein.

     24.  The duties and obligations of the Escrow Agent are those  specifically provided in paragraphs  15 through 23 hereof and no other,  and the Escrow Agent shall have no liability under the terms and provisions of this Escrow Agreement,

except  for gross  negligence  or willful  misconduct  on the part of the Escrow

Agent,  nor shall the Escrow Agent have any liability  under, or duty to inquire into, the terms and  provisions of any other  agreement by, between or among any two or more of the parties.  The Escrow Agent shall have no  responsibility  for the  genuineness or validity of any document or other item delivered to it or of any signature  thereon and shall have no liability for acting in accordance with any directions, instructions, court orders or certificates given to it hereunder and believed by it to be given or signed by the proper parties.

     25.  The Parties  hereto  acknowledge  that the Escrow Agent will be acting hereunder in both its own capacity as an escrow agent and may  separately act as counsel for NextPhase,  Ford,  Young and Wray. Each of the Parties hereto hereby waives any and all claims that it may now or  hereafter  have against the Escrow

Agent for or in respect of any conflict of interest  (and/or  similar  claim) or

with  respect  to  the  Escrow  Agent's  actions  as  escrow  agent   hereunder.

Notwithstanding  anything to the contrary  herein  contained,  the provisions of this  Section  25 shall  be  deemed  to be  continuous  and  shall  survive  the termination or other expiration of this Escrow Agreement.

     26.  All notices and other communications hereunder shall be in writing and shall  be  either:  (a)  delivered  personally  (which  shall  include,  without limitation,  via express  overnight  courier);  or (b) mailed by  registered  or certified mail, return receipt requested,  postage prepaid,  to the addresses of the  Parties  as  indicated  below (or to such other  address  as a Party  shall designate to the other Parties by notice in accordance with the foregoing).  All notices and  communications  given in accordance with the foregoing may be given by the Parties'  respective counsel and shall be deemed given and effective upon actual receipt. Such notices shall be addressed as follows:

         If to NextPhase:

                Robert Ford, President
                NextPhase Wireless, Inc.
                300 South Harbor Boulevard, Suite 500
                Anaheim, California 92805

         With a copy to:

                Calhelha & Doyle, LLC
                2640 Route 9W
                Cornwall, New York 12553
                Attention: Moacyr R.Calhelha Esq.
                Telephone: (845) 534-0400
                Facsimile: (845) 534-0420


         If to Young:

                Stephen Young
                840 McAlister Road
                Big Bear City, California 92314

         With a copy to:

                Calhelha & Doyle, LLC
                2640 Route 9W
                Cornwall, New York 12553
                Attention: Moacyr R.Calhelha Esq.
                Telephone: (845) 534-0400
                Facsimile: (845) 534-0420

         If to Wray:

                James Wray
                32459 Via Destello
                Temecula, California 92592

         With a copy to:

                Calhelha & Doyle, LLC
                2640 Route 9W
                Cornwall, New York 12553
                Attention: Moacyr R.Calhelha Esq.
                Telephone: (845) 534-0400
                Facsimile: (845) 534-0420

         If to S. Cantor:
                16 Raeburn Court
                Babylon, New York 11702

         With a copy to:

                Edward S. Wactlar, Esq.
                Kramer, Coleman, Wactlar & Lieberman, P.C.
                100 Jericho Quad
                Jericho, New York 11753
                Telephone:  (516) 822-4820
                Facsimile:   (516) 822-4824


         If to Morrison:

                Corey Morrison
                26 Railroad Avenue #332
                Babylon, New York 11702

         With a copy to:

                Edward S. Wactlar, Esq.
                Kramer, Coleman, Wactlar & Lieberman, P.C.
                100 Jericho Quad
                Jericho, New York 11753
                Telephone:  (516) 822-4820
                Facsimile:   (516) 822-4824

         If to A. Cantor:

                158-39 Jewel Avenue, Apt. 5A
                Flushing, New York 11365

         With a copy to:

                John M. McCoy III, Esq.
                Bird, Marella, Boxer, Wolpert, Nessim, Drooks & Lincenberg, P.C. 1875 Century Park East, 23rd Floor
                Los Angeles, California 90067
                Telephone:  (310) 201-2100
                Facsimile:   (310) 201-2110

         If to Bermingham:

                441 Lakeview Drive
                Coral Springs, Florida 33071

         With a copy to:

                John M. McCoy III, Esq.
                Bird, Marella, Boxer, Wolpert, Nessim, Drooks & Lincenberg, P.C. 1875 Century Park East, 23rd Floor
                Los Angeles, California 90067
                Telephone:  (310) 201-2100
                Facsimile:   (310) 201-2110


         If to Steo:

                227 Blue Point Road
                Holtsville, New York 11742


         With copy to:

                Edward S. Wactlar, Esq.
                Kramer, Coleman, Wactlar & Lieberman, P.C.
                100 Jericho Quad
                Jericho, New York 11753
                Telephone:  (516) 822-4820
                Facsimile:   (516) 822-4824



         If to CJM Group:

                26 Railroad Avenue #332
                Babylon, New York 11702

         With a copy to:

                Edward S. Wactlar, Esq.
                Kramer, Coleman, Wactlar & Lieberman, P.C.
                100 Jericho Quad
                Jericho, New York 11753
                Telephone:  (516) 822-4820
                Facsimile:   (516) 822-4824

         If to Escrow Agent:

                Calhelha & Doyle, LLC
                2640 Route 9W
                Cornwall, New York 12553
                Attention: Moacyr R. Calhelha Esq.
                Telephone: (845) 534-0400
                Facsimile: (845) 534-0420


         A copy of all notices and communications to the Escrow Agent shall also be given to all other parties.

     27.  This  Agreement  and any  rights  or  obligations  hereunder  shall be binding  upon and inure to the  benefit  of the  parties  and  their  respective

successors,   legal  representatives  and  permitted  assigns,  but,  except  as otherwise set forth herein, neither this Agreement nor any rights or obligations hereunder may be assigned by any party hereto without the prior written  consent of the other parties hereto.

     28.  This Agreement  embodies the entire agreement and understanding  among the parties hereto with respect to the subject matter hereof. This Agreement may not be  modified,  amended,  terminated,  or canceled  or any term or  provision hereof  waived or  discharged,  except by a  writing  signed by all the  parties hereto. This Agreement shall be construed in accordance with and governed by the laws of the State of New York  applicable to contracts  made and to be performed entirely therein.  If any term of this Agreement or application thereof shall be invalid or  unenforceable,  the remainder of this Agreement shall remain in full force and effect.

     29.  This Agreement may be executed in several counterparts,  each of which is an original, but all of which constitute one and the same instrument.




                [Remainder of page is intentionally left blank.]

          IN   WITNESS  WHEREOF,  the  parties  hereto have duly  executed  this
Agreement as of the date first written above.

ATTORNEYS FOR PARTIES:

/s/ Moacyr R. Calhelha                      /s/ Edward S. Wactlar
-----------------------                     ----------------------
Moacyr R. Calhelha, Esq.                    Edward S. Wactlar, Esq
Calhelha & Doyle, LLC                       Kramer, Coleman, Wactlar &
Attorneys for NextPhase Wireless, Inc.,      Lieberman, P.C.
 Robert Ford, Stephen Young and             Attorneys for Steven Cantor, Corey
 James Wray                                 Morrison, Paul Steo and CJM
2640 Route 9W                                Group, Inc.
Cornwall, NY  12518                         100 Jericho Quad
Tel: (845) 534-0400                         Jericho, NY 11753
                                            Tel:  (516) 822-4820

/s/ Donald S. Burris                        /s/ John M. McCoy III
---------------------                       ----------------------
Donald S. Burris, Esq.                      John M. McCoy III, Esq.
Burris & Schoenberg, LLP                    Bird, Marella, Boxer, Wolpert,
Attorneys for NextPhase Wireless, Inc.,       Nessim, Drooks, & Lincenberg, P.C.
  Robert Ford and Stephen Young             Attorneys for Annette Cantor and
12121 Wilshire Boulevard, Suite 800           Cindy Berminham
Los Angeles, CA  90025-1168                 1875 Century Park East, 23rd Floor
Tel: (310) 442-5559                                  Los Angeles, CA  90067-2561
                                                     Tel: (310) 201-2100


         ESCROW AGENT:
         CALHELHA & DOYLE, LLC

               /s/ Moacyr R. Calhelha
               -----------------------
         By :  Moacyr R. Calhelha, Esq.
















                     PARTIES:


                                    /s/ Robert Ford
                                    ------------------------------------
                                    Robert Ford, individually and on behalf of
                                    NextPhase, as President

STATE OF                                    )
                                            ss.:
COUNTY OF                                   )

     On the _____________ day  of __________________________  , 2005,  before me personally came Robert Ford, an individual, to me known and known who, being duly sworn, did depose and say that he resides at ; and, that he is the President and Chief Executive Officer of NextPhase Wireless, Inc., the corporation described in and which executed the above instrument; and that he signed his name with authority to bind the corporation.


---------------------------
Notary Public



                                    /s/ Stephen Young
                                    ------------------------------------
                                    Stephen Young

STATE OF                                    )
                                            ss.:
COUNTY OF                                   )

     On the _____________day of December, 2005, before me, the undersigned, personally appeared, Stephen Young personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person on behalf of which the individual acted, executed the instrument.


---------------------------
Notary Public

                                    /s/ James Wray
                                    ------------------------------------
                                    James Wray

STATE OF                                    )
                                            ss.:
COUNTY OF                                   )

     On the _____________day of December, 2005, before me, the undersigned, personally appeared, James Wray personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person on behalf of which the individual acted, executed the instrument.


---------------------------
Notary Public



                                    /s/ Steven Cantor
                                    ------------------------------------
                                    Steven Cantor


STATE OF                                    )
                                            ss.:
COUNTY OF                                   )

     On the _____________day of December, 2005, before me, the undersigned, personally appeared, Steven Cantor personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that they executed the same in his capacity, and that by his signature on the instrument, the individual, or the person on behalf of which the individual acted, executed the instrument.


---------------------------
Notary Public

                                    /s/ Corey Morrison
                                    _______________________________________
                                    Corey Morrison, individually and on behalf
                                    of CJM Group, Inc., as a Member


STATE OF                                    )
                                            ss.:
COUNTY OF                                   )

     On the _____________ day of  _________________________   , 2005,  before me
personally came Corey Morrison,an individual, to me known and known who, being duly sworn, did depose and say that he resides at ; and, that he is the President and Chief Executive Officer of CJM Group, Inc., the corporation described in and which executed the above instrument; and that he signed his name with authority to bind the corporation.


---------------------------
Notary Public




                                    /s/ Annette Cantor
                                    ------------------------------------
                                    Annette Cantor


STATE OF                                    )
                                            ss.:
COUNTY OF                                   )

     On the_____________ day of December, 2005, before me, the undersigned, personally appeared, Annette Cantor personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person on behalf of which the individual acted, executed the instrument.


---------------------------
Notary Public

                                    /s/ Cindy Bermingham
                                    ------------------------------------
                                    Cindy Bermingham

STATE OF                                    )
                                            ss.:
COUNTY OF                                   )

     On the_____________ day of December, 2005, before me, the undersigned, personally appeared, Cindy Bermingham personally known to me or proved to me on the basis of satisfactory evidence to be the individuals whose names are subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person on behalf of which the individual acted, executed the instrument.


---------------------------
Notary Public


                                    /s/ Paul Steo
                                    ------------------------------------
                                    Paul Steo


STATE OF                                    )
                                            ss.:
COUNTY OF                                   )

     On the _____________ day of December, 2005, before me, the undersigned, personally appeared, Paul Steo personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that they executed the same in his capacity, and that by his signature on the instrument, the individual, or the person on behalf of which the individual acted, executed the instrument.


---------------------------
Notary Public